                                                                    EXHIBIT 99.3

CASE NAME:     KEVCO HOLDING, INC.                                 ACCRUAL BASIS

CASE NUMBER:   401-40785-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2001
                                        --------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ JOSEPH P. TOMCZAK                                 TREASURER
---------------------------------------     -------------------------------
Original Signature of Responsible Party                 Title

JOSEPH P. TOMCZAK                                   MAY 29, 2001
---------------------------------------     -------------------------------
Printed Name of Responsible Party                       Date


PREPARER:

/s/ DENNIS S. FAULKNER                          ACCOUNTANT FOR DEBTOR
---------------------------------------     -------------------------------
Original Signature of Preparer                          Title

DENNIS S. FAULKNER                                  MAY 29, 2001
---------------------------------------     -------------------------------
      Printed Name of Preparer                           Date

CASE NAME:     KEVCO HOLDING, INC.                            ACCRUAL BASIS - 1

CASE NUMBER:   401-40785-BJH-11

COMPARATIVE BALANCE SHEET

                                                      SCHEDULED          MONTH             MONTH            MONTH
ASSETS                                                  AMOUNT           FEB-01            MAR-01           APR-01
------                                                ---------          ------            ------           ------
1.   Unrestricted Cash                                      232              232             5,010            5,010
2.   Restricted Cash
3.   Total Cash                                             232              232             5,010            5,010
4.   Accounts Receivable (Net)
5.   Inventory
6.   Notes Receivable
7.   Prepaid Expenses
8.   Other (Attach List)                                      0                0                 0                0
9.   Total Current Assets                                   232              232             5,010            5,010
10.  Property, Plant & Equipment
11.  Less: Accumulated Depreciation/Depletion
12.  Net Property, Plant & Equipment                          0                0                 0                0
13.  Due From Insiders
14.  Other Assets - Net of Amortization
     (Attach List)                                   95,356,800       86,653,739        86,435,679       86,217,619
15.  Other (Attach List)                             14,496,631       14,496,631        14,496,631       14,496,631
16.  Total Assets                                   109,853,663      101,150,602       100,937,320      100,719,260

POST PETITION LIABILITIES

17.  Accounts Payable
18.  Taxes Payable
19.  Notes Payable
20.  Professional Fees
21.  Secured Debt
22.  Other (Attach List)                                                       0                 0                0
23.  Total Post Petition Liabilities                                           0                 0                0

PRE PETITION LIABILITIES

24.  Secured Debt (FOOTNOTE)                         75,885,064       63,113,388        63,113,388       41,900,067
25.  Priority Debt
26.  Unsecured Debt
27.  Other (Attach List)                            328,039,345      320,345,497       321,192,806      321,192,806
28.  Total Pre Petition Liabilities                 403,924,409      383,458,885       384,306,194      363,092,873
29.  Total Liabilities                              403,924,409      383,458,885       384,306,194      363,092,873

EQUITY

30.  Pre Petition Owners' Equity                                    (294,070,746)     (294,070,746)    (294,070,746)
31.  Post Petition Cumulative Profit Or (Loss)                        (1,009,211)       (2,069,802)      (2,287,862)
32.  Direct Charges To Equity (FOOTNOTE)                              12,771,674        12,771,674       33,984,995
33.  Total Equity                                                   (282,308,283)     (283,368,875)    (262,373,613)
34.  Total Liabilities and Equity                                    101,150,602       100,937,320      100,719,260

This form  x does     does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:      KEVCO HOLDING, INC.                                SUPPLEMENT TO

CASE NUMBER:    401-40785-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                      SCHEDULED          MONTH             MONTH             MONTH
ASSETS                                                  AMOUNT           FEB-01            MAR-01           APR-01
------                                                ---------          ------            ------           ------

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                   0                0                0                 0

A.     Goodwill: SSS                                   6,097,280        6,082,516        6,067,753         6,052,990
B.     Goodwill: Bowen                                13,569,437       13,537,854       13,506,272        13,474,689
C.     Goodwill: BTE                                   1,657,846        1,653,625        1,649,404         1,645,184
D.     Goodwill: Shelter                              74,032,237       65,379,744       65,212,250        65,044,756
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14     95,356,800       86,653,739       86,435,679        86,217,619

A.     Investment in Subsidiaries                     14,496,631       14,496,631       14,496,631        14,496,631
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                         14,496,631       14,496,631       14,496,631        14,496,631

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                                0                0                 0

PRE PETITION LIABILITIES
A.     Interco. Payables (FOOTNOTE)                  199,539,345      191,845,497      192,692,806       192,692,806
B.     10 3/8% Senior Sub. Notes                     105,000,000      105,000,000      105,000,000       105,000,000
C.     Sr. Sub. Exchangeable Notes                    23,500,000       23,500,000       23,500,000        23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27      328,039,345      320,345,497      321,192,806       321,192,806

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 2

CASE NUMBER:    401-40785-BJH-11

INCOME STATEMENT

                                                       MONTH             MONTH            MONTH            QUARTER
REVENUES                                               FEB-01            MAR-01           APR-01            TOTAL
--------                                               ------            ------           ------           -------
1.  Gross Revenues                                                                                                 0
2.  Less: Returns & Discounts                                                                                      0
3.  Net Revenue                                               0                 0                0                 0

COST OF GOODS SOLD

4.  Material                                                                                                       0
5.  Direct Labor                                                                                                   0
6.  Direct Overhead                                                                                                0
7.  Total Cost Of Goods Sold                                  0                 0                0                 0
8.  Gross Profit                                              0                 0                0                 0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                                 0
10. Selling & Marketing                                                                                            0
11. General & Administrative                                                2,111                              2,111
12. Rent & Lease                                                              500                                500
13. Other (Attach List)                                                       271                                271
14. Total Operating Expenses                                  0             2,882                0             2,882
15. Income Before Non-Operating
    Income & Expense                                          0            (2,882)               0            (2,882)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                     843,229           375,456                0         1,218,685
17. Non-Operating Expense (Att List)                 (2,425,531)       (1,215,104)               0        (3,640,635)
18. Interest Expense                                                                                               0
19. Depreciation / Depletion                                                                                       0
20. Amortization                                       (218,060)         (218,060)        (218,060)         (654,180)
21. Other (Attach List)                                 791,150                 0                0           791,150
22. Net Other Income & Expenses                      (1,009,212)       (1,057,708)        (218,060)       (2,284,980)

REORGANIZATION EXPENSES

23. Professional Fees                                                                                              0
24. U.S. Trustee Fees                                                                                              0
25. Other (Attach List)                                                                                            0
26. Total Reorganization Expenses                             0                 0                0                 0
27. Income Tax                                                                                                     0
28. Net Profit (Loss)                                (1,009,212)       (1,060,590)        (218,060)       (2,287,862)

This form     does  x does not have related footnotes on Footnotes Supplement.
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


CASE NAME:      KEVCO HOLDING, INC.                              SUPPLEMENT TO

CASE NUMBER:    401-40785-BJH-11                               ACCRUAL BASIS - 2

INCOME STATEMENT

                                        MONTH             MONTH            MONTH            QUARTER
OPERATING EXPENSES                      FEB-01            MAR-01           APR-01             TOTAL
------------------                      ------            ------           ------           -------
A.   Taxes                                                     271                                 271
B.                                                                                                   0
C.                                                                                                   0
D.                                                                                                   0
E.                                                                                                   0
     TOTAL OTHER OPERATING
       EXPENSES - LINE 13                      0               271                 0               271

OTHER INCOME & EXPENSES

A.   Intercompany Royalties              843,229           375,456                           1,218,685
B.                                                                                                   0
C.                                                                                                   0
D.                                                                                                   0
E.                                                                                                   0
       TOTAL NON-OPERATING
        INCOME - LINE 16                 843,229           375,456                 0         1,218,685

A.   Intercompany Interest            (2,425,531)       (1,215,104)                         (3,640,635)
B.                                                                                                   0
C.                                                                                                   0
D.                                                                                                   0
E.                                                                                                   0
      TOTAL NON-OPERATING
       EXPENSE - LINE 17              (2,425,531)       (1,215,104)                0        (3,640,635)

A.   Goodwill                          8,485,000                                             8,485,000
B.   Interco. Credit                  (7,693,850)                                           (7,693,850)
C.                                                                                                   0
D.                                                                                                   0
E.                                                                                                   0
   TOTAL OTHER EXPENSE - LINE
             21                          791,150                 0                 0           791,150

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 3

CASE NUMBER:    401-40785-BJH-11

CASH RECEIPTS AND                                MONTH          MONTH                       QUARTER
DISBURSEMENTS                                    FEB-01         MAR-01         MONTH         TOTAL
-----------------                                ------         ------         -----        -------
1.  Cash - Beginning Of Month                    SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                                    0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                                  0
4.  Post Petition                                                                                 0
5.  Total Operating Receipts                          0              0             0              0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Interco. Transfer)                                                          0
7.  Sale of Assets                                                                                0
8.  Other (Attach List)                                                                           0
9.  Total Non-Operating Receipts                      0              0             0              0
10. Total Receipts                                    0              0             0              0
11. Total Cash Available                              0              0             0              0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                                   0
13. Payroll Taxes Paid                                                                            0
14. Sales, Use & Other Taxes Paid                                                                 0
15. Secured / Rental / Leases                                                                     0
16. Utilities                                                                                     0
17. Insurance                                                                                     0
18. Inventory Purchases                                                                           0
19. Vehicle Expenses                                                                              0
20. Travel                                                                                        0
21. Entertainment                                                                                 0
22. Repairs & Maintenance                                                                         0
23. Supplies                                                                                      0
24. Advertising                                                                                   0
25. Other (Attach List)                                                                           0
26. Total Operating Disbursements                     0              0             0              0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                             0
28. U.S. Trustee Fees                                                                             0
29. Other (Attach List)                                                                           0
30. Total Reorganization Expenses                     0              0             0              0
31. Total Disbursements                               0              0             0              0
32. Net Cash Flow                                     0              0             0              0
33. Cash - End of Month                               0              0             0              0


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.              SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 APRIL, 2001
CASE NUMBER:    401-40785-BJH-11                 CASH RECEIPTS AND DISBURSEMENTS

                                           DIST LP         MFG          MGMT       HOLDING  COMP  KEVCO INC    TOTAL
                                           -------         ---          ----       -------  ----  ---------    -----
 1    CASH-BEGINNING OF MONTH                 1,483       (95,242)    26,213,696    5,010   6,050   1,000    26,131,997

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                            121,372            --                                               121,372
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                           61,354            --                                                61,354
 4    POST PETITION                       7,225,297     4,705,194                                            11,930,491

 5    TOTAL OPERATING RECEIPTS            7,408,023     4,705,194             --       --      --      --    12,113,217

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                         --                                                    --
 7    SALE OF ASSETS                         38,500     7,012,936                                             7,051,436
 8    OTHER                                 171,186            --         87,708       --      --      --       258,894
       INTERCOMPANY TRANSFERS            (4,591,461)   (2,381,789)     6,973,250       --      --                    --
               SALE EXPENSE REIMBURSEMENT
               LIFE INSURANCE CASH VALUE    152,493
               RENT                          16,000
               TAX REFUND                     2,693
               MISC.                             --
               INTEREST INCOME                                            87,708

 9    TOTAL NON OPERATING RECEIPTS       (4,381,775)    4,631,147      7,060,958       --      --      --     7,310,330

10    TOTAL RECEIPTS                      3,026,248     9,336,341      7,060,958       --      --      --    19,423,547

11    CASH AVAILABLE                      3,027,731     9,241,099     33,274,654    5,010   6,050   1,000    45,555,544

   OPERATING DISBURSEMENTS
12    NET PAYROLL                           500,771       560,149        112,437                              1,173,357
13    PAYROLL TAXES PAID                                       --        524,486                                524,486
14    SALES, USE & OTHER TAXES PAID           9,429           770                                                10,199
15    SECURED/RENTAL/LEASES                 496,959       130,335         71,718                                699,012
16    UTILITIES                             100,185        88,360        211,235                                399,780
17    INSURANCE                               6,099            --        597,388                                603,487
18    INVENTORY PURCHASES                 1,269,266     1,178,079                                             2,447,345
19    VEHICLE EXPENSE                        64,627        10,109                                                74,736
20    TRAVEL                                 21,689        12,853            643                                 35,185
21    ENTERTAINMENT                              --           369                                                   369
22    REPAIRS & MAINTENANCE                   2,617        19,292          2,790                                 24,699
23    SUPPLIES                                9,375        40,685                                                50,060
24    ADVERTISING                                              --             --                                     --
25    OTHER                                 546,714     7,266,715     15,367,241       --      --      --    23,180,670
               LOAN PAYMENTS                324,609     7,012,936     15,000,000                             22,337,545
               FREIGHT                       97,953       152,540                                               250,493
               CONTRACT LABOR                   617         1,976         31,937                                 34,530
               401 K PAYMENTS                                  --        157,719                                157,719
               PAYROLL TAX ADVANCE ADP                                                                               --
               WAGE GARNISHMENTS                                                                                     --
               MISC.                        123,535        99,263        177,585                                400,383

26    TOTAL OPERATING DISBURSEMENTS       3,027,731     9,307,716     16,887,938       --      --      --    29,223,385

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                        --        492,647                                492,647
28    US TRUSTEE FEES                                          --                                                    --
29    OTHER                                                                                                          --
30    TOTAL REORGANIZATION EXPENSE               --            --        492,647       --      --      --       492,647

31    TOTAL DISBURSEMENTS                 3,027,731     9,307,716     17,380,585       --      --      --    29,716,032

32    NET CASH FLOW                          (1,483)       28,625    (10,319,627)      --      --      --   (10,292,485)

33    CASH-END OF MONTH                          --       (66,617)    15,894,069    5,010   6,050   1,000    15,839,512

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 4

CASE NUMBER:    401-40785-BJH-11

                                             SCHEDULED      MONTH      MONTH      MONTH
ACCOUNTS RECEIVABLE AGING                      AMOUNT       FEB-01     MAR-01     APR-01
-------------------------                    ---------      ------     ------     ------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                        0           0         0           0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                        0           0         0           0


AGING OF POST PETITION                                    MONTH:    APRIL-01
TAXES AND PAYABLES                                               ---------------

                                    0 - 30     31 - 60     61 - 90       91 +
TAXES PAYABLE                        DAYS        DAYS       DAYS         DAYS     TOTAL
-------------                       ------     -------     -------       -----    -----
1.  Federal                                                                            0
2.  State                                                                              0
3.  Local                                                                              0
4.  Other (Attach List)                   0          0           0         0           0
5.  Total Taxes Payable                   0          0           0         0           0
6.  Accounts Payable                                                                   0

                                                          MONTH:    APRIL-01
                                                                ----------------
STATUS OF POST PETITION TAXES

                            BEGINNING TAX     AMOUNT WITHHELD                      ENDING TAX
FEDERAL                       LIABILITY*      AND/OR ACCRUED      (AMOUNT/PAID)    LIABILITY
-------                     -------------     ---------------     -------------    ----------
1.  Withholding **                                                                          0
2.  FICA - Employee **                                                                      0
3.  FICA - Employer **                                                                      0
4.  Unemployment                                                                            0
5.  Income                                                                                  0
6.  Other (Attach List)                 0                                                   0
7.  Total Federal Taxes                 0                   0                 0             0

STATE AND LOCAL

8.  Withholding                                                                             0
9.  Sales                                                                                   0
10. Excise                                                                                  0
11. Unemployment                                                                            0
12. Real Property                                                                           0
13. Personal Property                                                                       0
14. Other (Attach List)                                                                     0
15. Total State And Local               0                   0                 0             0
16. Total Taxes                         0                   0                 0             0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:      KEVCO HOLDING, INC.                           ACCRUAL BASIS - 5

CASE NUMBER:    401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                          MONTH:    APRIL-01
                                                                ----------------

BANK RECONCILIATIONS                            Account # 1        Account # 2
--------------------                            -----------        -----------
A.  BANK:                                    PNC Bank Delaware                     Other Accounts
B.  ACCOUNT NUMBER:                            56-0359-4656                          (Attach List)      TOTAL
C.  PURPOSE (TYPE):                             DIP Account
1.  Balance Per Bank Statement                           5,010                                          5,010
2.  Add: Total Deposits Not Credited                                                                        0
3.  Subtract: Outstanding Checks                                                                            0
4.  Other Reconciling Items                                                                                 0
5.  Month End Balance Per Books                          5,010              0                           5,010
6.  Number of Last Check Written                     N/A

INVESTMENT ACCOUNTS

                                         DATE OF     TYPE OF
BANK, ACCOUNT NAME & NUMBER             PURCHASE    INSTRUMENT   PURCHASE PRICE   CURRENT VALUE
---------------------------             --------    ----------   --------------   -------------
7.
8.
9.
10. (Attach List)
11. Total Investments                                                         0               0

CASH

12. Currency On Hand                                                                          0
13. Total Cash - End of Month                                                             5,010

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


CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 6

CASE NUMBER:    401-40785-BJH-11
                                                          MONTH:   APRIL-01
                                                                ----------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101(31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                       TYPE OF        AMOUNT      TOTAL PAID
               NAME                    PAYMENT         PAID        TO DATE
               ----                    -------        ------      ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                             0              0

                                  PROFESSIONALS

                                         DATE OF
                                       COURT ORDER                                            TOTAL
                                       AUTHORIZING     AMOUNT     AMOUNT       TOTAL PAID    INCURRED
               NAME                      PAYMENT      APPROVED     PAID         TO DATE      & UNPAID*
               ----                    -----------    --------    ------       ----------    ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                          0         0                0             0

*  Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                      SCHEDULED    AMOUNTS       TOTAL
                                                       MONTHLY      PAID         UNPAID
                                                      PAYMENTS     DURING         POST
           NAME OF CREDITOR                              DUE        MONTH       PETITION
           ----------------                           ---------    -------      --------
1.
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                                     0          0             0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 7

CASE NUMBER:    401-40785-BJH-11
                                                         MONTH:     APRIL-01
                                                                ----------------

QUESTIONNAIRE

                                                                                              YES        NO
                                                                                              ---        --
1.   Have any Assets been sold or transferred outside the normal course of business this
     reporting period?                                                                                    X
2.   Have any funds been disbursed from any account other than a debtor in possession
     account?                                                                                             X
3.   Are any Post Petition Receivables (accounts, notes, or loans) due from related
     parties?                                                                                             X
4.   Have any payments been made on Pre Petition Liabilities this reporting period?            X
5.   Have any Post Petition Loans been received by the debtor from any party?                             X
6.   Are any Post Petition Payroll Taxes past due?                                                        X
7.   Are any Post Petition State or Federal Income Taxes past due?                                        X
8.   Are any Post Petition Real Estate Taxes past due?                                                    X
9.   Are any other Post Petition Taxes past due?                                                          X
10.  Are any amounts owed to Post Petition creditors delinquent?                                          X
11.  Have any Pre Petition Taxes been paid during the reporting period?                                   X
12.  Are any wage payments past due?                                                                      X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTE 1, 24 [B] AND [C])

INSURANCE

                                                                                              YES        NO
                                                                                              ---        --
1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                                      X
2.   Are all premium payments paid current?                                                    X
3.   Please itemize policies below.

  If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.


                              INSTALLMENT PAYMENTS

                                                                       PAYMENT AMOUNT
       TYPE OF POLICY         CARRIER           PERIOD COVERED          & FREQUENCY
       --------------         -------           --------------       -------------------
General Liability          Liberty Mutual        9/1/00-9/1/01       Annual     $313,520
Umbrella                   National Union        6/1/00-9/1/01       Annual     $103,349

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.                        FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40785-BJH-11                           ACCRUAL BASIS

                                                         MONTH:     APRIL-01
                                                                ----------------

ACCRUAL BASIS  LINE
FORM NUMBER    NUMBER                           FOOTNOTE / EXPLANATION
-------------  ------                           ----------------------
      1          24        (A)  Pursuant to an Asset Purchase Agreement approved by the
      7           4             Court on February 23, 2001 and effective as of the same date among Kevco, Inc., Kevco Manufacturing, LP, Wingate
                                Management Co. II, LP and Adorn LLC, certain assets and
                                liabilities of Design Components, a division of Kevco
                                Manufacturing, LP (Case No. 401-40784-BJH-11), were
                                transferred to Adorn, LLC. At the effective date of
                                purchase, Buyer assumed certain executory contracts,
                                approximately $1.6 million of Kevco Manufacturing, LP's
                                unsecured pre-petition liabilities, $3.5 million of accounts receivable, $5 million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing
                                pre-petition secured debt.

                           (B)  Pursuant to an Asset Purchase Agreement approved by the
                                Court on April 3, 2001 and effective as of the same date,
                                Universal Forest Products Eastern Division, Inc. purchased the assets (inventory, equipment, machinery and five of the seven facilities at which Sunbelt Wood Components Division operates) of the Sunbelt division of Kevco Manufacturing,
                                L.P. Approximately $7 million in sales proceeds were paid
                                directly to Bank of America thereby reducing pre-petition
                                secured debt.

                           (C)  Debtor paid $15 million from available cash during April to
                                Bank of America to reduce pre-petition secured debt.


      1          27A       Intercompany payables are to co-debtors Kevco Management Co. (Case No.
                           401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11),
                           Kevco Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Holding,
                           Inc. (Case No. 401-40785-BJH-11), Kevco, Inc. (Case No.
                           401-40783-BJH-11), Kevco GP, Inc. (Case No. 401-40786-BJH-11), and
                           Kevco Components, Inc. (Case No. 401-40790-BJH-11).

      1          32        The direct charges to equity are due to the secured debt reductions pursuant to sales of two of Kevco Manufacturing, L.P.'s operating divisions (Design Components and Sunbelt Wood) as well as a direct cash payment of $15 million (See Footnote 1,24). The secured debt owed to
                           Bank of America by Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet. Kevco, Inc.'s report will reflect the cash portion of the transaction.

      3           1        Pursuant to a February 12, 2001 Order (1) Authorizing Continued Use of
                           Existing Forms and Records; (2) Authorizing Maintenance of Existing
                           Corporate Bank Accounts and Cash Management System; and (3) Extending
                           Time to Comply with 11 U.S.C. Section 345 Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management
                           Co. (co-debtor, Case No. 401-40788-BJH). Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco,
                           Inc. and its subsidiaries is included in this report as a Supplement to
                           Accrual Basis-3. Debtor maintains a petty cash account that is included in the cash supplement schedule.